UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2023

GENERATION INCOME PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-40771	47-4427295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	401 East Jackson Street, Suite 3300 Tampa, Florida	33602
	(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (813)-448-1234

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GIPR	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	GIPRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2023, Allison Davies, Chief Financial Officer and Treasurer of Generation Income Properties, Inc. (the “Company”), delivered a letter of resignation to the Company, pursuant to which Ms. Davies indicated her intent to resign as Chief Financial Officer and Treasurer, effective November 15, 2023 upon the filing of the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2023.

On October 3, 2023, the Company and Ms. Davies entered into a Separation and Release Agreement (the “Agreement”) pursuant to which Ms. Davies’ employment with the Company will terminate effective as of the close of business of November 15, 2023, or, if later, the close of business on the day of the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2023 is filed with the U.S. Securities and Exchange Commission.

In accordance with the terms of the Agreement, the Company agrees to provide Ms. Davies with a lump-sum payment in the amount of Fifty Seven Thousand Six Hundred and Fifty Nine Dollars ($57,659.00), and the Company has agreed to accelerate the vesting of all 19,366 shares of restricted stock of the Company granted to Ms. Davies on March 1, 2023 under the Company’s 2020 Omnibus Incentive Plan. In consideration for such benefits, Ms. Davies agreed to a general release of claims in favor of the Company and to customary non-disparagement covenants, and the parties have agreed that Ms. Davies’ employment agreement with the Company, dated January 24, 2022, is terminated.

The foregoing description of the Agreement is summary in nature, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On October 4, 2023, the Company issued a press release announcing the departure of Ms. Davies. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01 and the related information in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act except as set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

d)
Exhibits.

Exhibit No.	Description

10.1	Separation and Release Agreement, dated October 3, 2023 between Generation Income Properties, Inc. and Allison Davies
99.1	Press Release, dated October 4, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERATION INCOME PROPERTIES, INC.

Date: October 4, 2023	By:	/s/ David Sobelman
David Sobelman
Chief Executive Officer